UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2023

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, Colorado 80401

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Membership Interest Purchase Agreement

On January 25, 2023, Bad Daddy’s International, LLC (“BDI”), a wholly-owned subsidiary of Good Times Restaurants Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (“Purchase Agreement”) by and among Bad Daddy’s International, LLC and Thompson Family Associates, RFM Ventures, LLC, Richard Miller, Vicki T. Ponce, Covington DeRamus, ACR Capital Ventures, LLC, Bill Duke, Jim Verney and Jim Abbott (collectively, the “Sellers”). Pursuant to the Purchase Agreement, BDI purchased limited liability company membership interests (the “Joint Venture Interests”) from its partners in five of the Company’s restaurant joint ventures as follows: (i) 76.7980% of the equity interests of Bad Daddy’s Burger Bar of Winston Salem, LLC (“BD Winston”; (ii) 50.0000% of the equity interests of Bad Daddy’s of Fayetteville, LLC (“BD Fayetteville”); (iii) 42.1000% of the equity interests of BD of Greenville, LLC (“BD Greenville”); (iv) 49.0000% of the equity interests of BD of Wendover Commons, LLC (“BD Wendover Commons”); and (v) 24.6591% of the equity interests of BD of McDaniel Village, LLC (“BD McDaniel; and collectively with BD Winston, BD Fayetteville, BD Greenville and BD Wendover Commons, LLC, the “Joint Ventures”). The consummation of the purchase of the Joint Venture Interests resulted in BDI owning all of the equity interests of the Joint Ventures such that each Joint Venture became a wholly-owned subsidiary of the Company. The aggregate cash purchase price paid to the Sellers was $4,394,205.00. Mr. Abbott serves as BDI’s Vice President of Operations and, as one of the Sellers, received approximately $523,000 of the aggregate proceeds as consideration for the portion of the Joint Venture Interests that he owned. The Purchase Agreement also contains customary representations, warranties and covenants of BDI and the Sellers.

The forgoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Credit Agreement Amendment

Additionally, on January 24, 2023, the “Company” and each of its wholly-owned subsidiaries, as guarantors, entered into an Eighth Amendment to Credit Agreement (the “Amendment”) with respect to the Company’s Credit Agreement with Cadence Bank, N.A., as lender, entered into on September 8, 2016, as amended on September 11, 2017 by the First Amendment to Credit Agreement (the “First Amendment”), as further amended on October 31, 2018 by the Second Amendment to Credit Agreement (the “Second Amendment”), as further amended on February 21, 2019 by the Third Amendment to Credit Agreement (the “Third Amendment”), as further amended on December 9, 2019 by the Fourth Amendment to Credit Amendment (the “Fourth Amendment”), as further amended on January 8, 2021 by the Fifth Amendment to Credit Amendment (the “Fifth Amendment”), as further amended on August 12, 2021 by the Sixth Amendment to Credit Amendment (the “Sixth Amendment”), and as further amended on January 31, 2022 by the Seventh Amendment to Credit Agreement (the “Seventh Amendment” and, together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, the “Credit Agreement”).

The Amendment, among other things, amends the Credit Agreement to extend its maturity date to April 30, 2023, provides lender consent required under the Credit Agreement for the acquisition of the Joint Venture Interests, and provides EBITDA credit under the facility for a portion of the approximately $850,000 of full-year EBITDA (as that term is defined in the Credit Agreement), that was previously allocated to the non-controlling members of the Joint Ventures. The Amendment also includes a covenant obligating the Company to join the now wholly-owned Joint Ventures as guarantors under the Credit Agreement. As of the date hereof, there are no outstanding borrowings under the facility.

The forgoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed in Exhibit 10.2 to this current report on Form 8-K and is incorporated by reference herein.

In connection with the acquisition of Joint Venture Interests, the Company issued a press release on January 30, 2023, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Amendment is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

10.1*	Membership Interest Purchase Agreement, dated January 25, 2023 by and among Bad Daddy’s International, LLC and Thompson Family Associates, RFM Ventures, LLC, Richard Miller, Vicki T. Ponce, Covington DeRamus, ACR Capital Ventures, LLC, Bill Duke, Jim Verney and Jim Abbott

10.2*	Eighth Amendment to Credit Agreement and Waiver, dated January 24, 2023 by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.3	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10-Q filed May 10, 2019 and incorporated herein by reference)

10.7	Cadence Bank Fourth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2019 and incorporated herein by reference)

10.8	Cadence Bank Fifth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed January 14, 2021 and incorporated herein by reference)

10.9	Cadence Bank Sixth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed August 16, 2021 and incorporated herein by reference)

10.10	Cadence Bank Seventh Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed February 3, 2022 and incorporated herein by reference)

99.1*	Press Release dated January 30, 2023

Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: January 30, 2023	By:
Ryan M. Zink
President and Chief Executive Officer